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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2008


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                    333-138178              20-3730880
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)



                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05.  Costs Associated with Exit or Disposal Activities.

     On April 18, 2008, the Board of Directors of Indalex Holdings Finance, Inc. (the "Company") approved the closing of the Company's Modesto, California plant. The closure is expected to be completed by the end of July 2008.

     This closure results from the Company's need to realign its production capacity with the needs of the market. Customers currently served from the Modesto plant will be serviced from the Company's plants in City of Industry, California, and Vancouver, British Columbia.

     The Modesto plant had 92 employees at the time of the announcement.

     As a result of the closure of the Modesto plant, the Company anticipates recording expenses of $3.3 million in the second quarter of 2008, including an impairment on long-lived assets of $2.1 million and severance and related costs of $1.2 million. The Company expects that approximately $1.2 million of the total expenses will be incurred as future cash expenditures. The Company expects to incur additional exit costs, but those costs cannot be estimated at this time.


Forward-Looking Statements
--------------------------
     This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements are indicated by words such as "expect," "anticipate," "estimate" or similar expressions. In particular, this Current Report on Form 8-K contains forward-looking statements about management estimates of the charges expected to be incurred with the closure of the Modesto plant and the nature of charges to be incurred. These statements are based upon information available to management as of the date hereof. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including, but not limited to, higher than expected closure expenses, a delay in implementation of the closure and other risks and uncertainties described in "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDALEX HOLDINGS FINANCE, INC.


                                              /s/Patrick Lawlor
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Date: May 19, 2008                          Name:  Patrick Lawlor
                                            Title: Chief Financial Officer



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